Generex Unveils Strategic Development Plan

•	Appoints Mark Fletcher as CEO, Dr. David Brusegard as COO, and Stephen Fellows as Acting CFO
•	Seeks to spin off Antigen Express and dividend Generex stockholders
•	Sets Annual Meeting of Stockholders set for June 8, 2011 in New York City
•	Seeks reverse stock split in conjunction with national exchange listing

WORCESTER, MA & TORONTO, CANADA, March 30, 2011 (PRNewswire) – Generex Biotechnology Corporation (www.generex.com) (OTCBB:GNBT.OB) held a press conference earlier today at the NASDAQ Marketsite in New York City to unveil management’s strategic development plan for the Company's future growth.  A video of the press conference will be made available on the Generex website.

The Generex Management Team

John Barratt, the Chairman of the Company’s Board of Directors, advised that the Board has appointed Mark Fletcher as the Company’s President & Chief Executive Officer on a go-forward basis.  “The Board has been entirely satisfied with Mr. Fletcher’s work in that role on an interim basis over the course of a challenging transition period these past six months,” said Mr. Barratt, “and we are pleased with his efforts in the design of the new Generex strategic development plan.  The Board has every confidence in his leadership.”

Mr. Barratt also noted that the Board has appointed Dr. David Brusegard, Ph.D. as Chief Operating Officer and current Vice-President of Finance, Stephen Fellows, as Acting Chief Financial Officer of Generex to complete its new management team.  Dr. Gerald Bernstein, M.D., F.A.C.P. will continue as the Company’s Vice-President for Medical Affairs.

“We are pleased to welcome Dr. Brusegard to the Generex management team,” Mr. Barratt stated.  “His more than 30 years of high-level experience in executive business management and strategic plan design and implementation will be a terrific asset to Generex.”  Over the course of his career, Dr. Brusegard has held senior executive positions in several private sector companies focusing on business research and analysis.  He also spent 11 years as a senior manager with the Canadian Government, including membership on the Briefing Team on social and economic conditions for the Federal Cabinet.  Dr. Brusegard was a Canadian representative to the Organization for Economic Co-operation and Development (OECD) in Paris and an associate Director of Statistics Canada’s Research Division and a Senior Economist in the Office of Integration.

Mr. Barratt indicated that: “The Board is confident that, with this strong, capable, and effective new management team in place, and with the Company’s strategic development plan being unveiled today, Generex is well-positioned to achieve many successes for its stockholders.”

Antigen Express Spin-Out & Stock Dividend

Mr. Fletcher apprised of the Company’s intention to spin-out its wholly-owned subsidiary, Antigen Express, Inc. (www.antigenexpress.com) as a separate DTC-eligible SEC registered company.  Mr. Fletcher stated that following the spin-out, Antigen Express is expected to seek to list its common stock on a national stock exchange.

 “The transformation of Antigen Express into a separate, publicly traded entity is the centerpiece of the Generex strategic development plan,” Mr. Fletcher indicated.  “For too long, Antigen Express and its promising immunotherapeutic vaccine technologies have been overshadowed by the Generex buccal drug delivery platform technologies.  We believe this spin-out will help to unlock the true value of this dynamic company for our stockholders as it creates a pure play in immunotherapeutic vaccines for which we have already received an appraisal of over $300 million for the current status of our development program for breast cancer treatment alone.  It will also allow Generex to benefit from its controlling interest in a publicly traded Antigen Express while allowing the Company to focus on maximizing the vast opportunities for its buccal drug delivery platform as well as creating a vertically integrated company for diabetes care through the Global Medical Direct acquisition.”

The spin-out will be accomplished by the issuance of one or more dividends of Antigen Express stock to Generex stockholders.  The record dates in respect of such dividends are yet to be determined and will be announced in due course.  The stock dividends will enable Generex stockholders to directly participate in the promising future of Antigen Express as well as create a large shareholder base with the potential for substantial liquidity on an immediate basis.  That liquidity will be further enhanced should Antigen be successful in attaining a national stock exchange listing, and should provide Antigen Express with ready access to the capital markets to finance its on-going clinical and regulatory initiatives.

Following the issuance of stock dividends, Generex expects to retain a controlling interest in Antigen Express, but the exact proportion of the shares to be held by Generex has not yet been determined.

Subject to market conditions and the satisfaction of regulatory requirements, it is expected that the Antigen Express spin-out will occur sometime following the up-coming Annual Meeting of the Generex stockholders.  Generex has formed a committee to seek qualified professionals to populate Antigen Express’s Board of Directors, Scientific Advisory Board, and executive management team, which will be led by Dr. Eric von Hofe, current President of Antigen Express.  Further announcements in respect of the status of the spin-out are expected to be made over the course of the coming months.

The Annual Meeting of Stockholders

Mr. Fletcher advised that the next Annual Meeting of the Generex stockholders will be held on Wednesday, June 8, 2011 in New York City at a soon-to-be-announced location.  A preliminary proxy statement in respect of the Annual Meeting will be filed with the Securities and Exchange Commission (SEC) later today.

Mr. Fletcher indicated that the slate of directors to be put forward for election at the Annual Meeting will be comprised of the following:

•	Mr. John Barratt, a current independent member of the Board, its Chairman, and Chairman of its Compensation Committee.

•	Mr. Brian McGee, a current independent member of the Board and Chairman of its Audit Committee.

•	Ms. Nola Masterson, a current independent member of the Board and Chairperson of its Corporate Governance and Nominating Committee.

•	Dr. James H. Anderson, Jr., M.D., F.F.P.M., F.A.C.E., a current member of the Generex Scientific Advisory Board. Dr. Anderson will be an independent member of the Board.

•	Mr. Mark Fletcher, current President & Chief Executive Officer of Generex.

•	Dr. Eric von Hofe, current President of Antigen Express, Inc., Generex’s wholly-owned immunotherapeutics subsidiary.

“Dr. Anderson’s experience and insight will be a valuable addition to the Generex Board,” Mr. Fletcher commented.  “As we continue our clinical and regulatory work with Generex Oral-lyn™, our proprietary oral insulin spray product, we will benefit from his many years of experience in the design and development of pharmaceutical products in the diabetes field and in the clinical and regulatory arena for such products.”  Dr. Anderson, a former Lieutenant Colonel in the United States Army`s Medical Corps, worked for Eli Lilly and Company from 1985 until 2009.  From July 2006 to December 2009, Dr. Anderson served as Eli Lilly`s Senior Medical Director, Diabetes and Cardio-metabolic Medicine.  Dr. Anderson is presently a Clinical Associate Professor of Medicine in the Division of Endocrinology and Metabolism at Indiana University Medical School, a member of the American Diabetes Association`s Community Leadership Board, and a member of the editorial boards of the peer-reviewed journals Diabetes, Technology and Therapeutics and Journal of Diabetes Science and Technology.  Dr. Anderson is also an elected Fellow of the Faculty of Pharmaceutical Medicine of the Royal Colleges of Physicians of the United Kingdom and a Fellow of the American College of Endocrinology.

Mr. Fletcher also noted that:  “Given our expectations for Antigen Express’ immunotherapeutic vaccines programs, it is appropriate that Dr. von Hofe, as President of Antigen Express, take a management position on the Generex Board to ensure that the Board is at all times fully up-to-speed on the important clinical and regulatory efforts in Antigen Express.”

Reverse Stock Split Proposal

At the Annual Meeting, the Generex stockholders will be asked to approve a reverse stock split proposal in respect of the Company’s common stock.  If the stockholders approve the proposal, the Generex Board will only seek to implement a reverse stock split in conjunction with an effort to list the Company’s common stock on a national stock exchange.  In addition, any such reverse stock split will include a proportionate reduction in the Company’s authorized capital.  The specific parameters of the proposed stock split will be stated in the Company’s proxy statement.

While Generex management has had preliminary discussions with an exchange, there are other significant conditions, in addition to the minimum share price, which must be met before the Company can be considered for listing.  The Generex Board and Generex management believe that if a listing of the common stock can be achieved, the Company will have better and more flexible access to the funding required to achieve commercialization of the Generex buccal drug delivery platform technologies.  Furthermore, Mr. Fletcher opined that:  “The strategic development plan being put forward here today is designed to foster value for the Generex stockholders that will be sustainable following a reverse stock split.”

The Company has engaged shareholder communications firm Alliance Advisors LLC (www.allianceadvisorsllc.com) to act as its proxy solicitation agent in respect of the Annual Meeting.

Investor Conference Call

Mr. Fletcher will host an investor call to discuss the Generex strategic development plan along with the current status of its various clinical and regulatory initiatives today at 4:30 p.m. ET.   The details for participating in the investor call are as follows:

Participant Operator-Assisted Toll-Free Dial-in Number:	877.303.7204

Participant Operator-Assisted International Dial-in Number:	224.357.2384

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About Generex Biotechnology Corporation

Generex is engaged in the research, development, and commercialization of drug delivery systems and technologies.  Generex has developed a proprietary platform technology for the delivery of drugs into the human body through the oral cavity (with no deposit in the lungs).  The Company's proprietary liquid formulations allow drugs typically administered by injection to be absorbed into the body by the lining of the inner mouth using the Company's proprietary RapidMist™ device.  The Company's buccal insulin spray product, Generex Oral-lyn™ is in Phase III clinical trials at several sites around the world.  Antigen Express, Inc. is a wholly owned subsidiary of Generex.  The core platform technologies of Antigen Express comprise immunotherapeutic vaccines for the treatment of malignant, infectious, allergic, and autoimmune diseases.  Antigen Express has pioneered the use of specific CD4+ T helper stimulation in immunotherapy.  One of its platform technologies relies on inhibition of expression of the Ii protein.  Antigen Express scientists, and others, have shown clearly that suppression of expression of the Ii protein in cancer cells allows for potent stimulation of T helper cells and prevents the further growth of cancer cells.  For more information, visit the Generex website at www.generex.com or the Antigen Express website at www.antigenexpress.com.

Cautionary Note Regarding Forward-Looking Statements

This release and oral statements made from time to time by Generex representatives in respect of the same subject matter may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements can be identified by introductory words such as “expects,” “plan,” “believes,” “will,” ”achieve,” “anticipate,” “would,” “should,” “subject to” or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts.  Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not.  Known risks and uncertainties include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement.  Risks and uncertainties relating to the proposed election of directors, reverse stock split and spin-out include the risks that: (1) some or all of the candidates for director will not receive the requisite votes for election; (2) Generex will not obtain the stockholder approval of the reverse stock split; (3) Generex will not meet the standards for listing its common stock on a national stock exchange; (4) Generex will not effect the spin-out of Antigen Express in a timely manner; (5) following the spin-out, Antigen will be unable to secure listing of its stock with a national stock exchange; and (6) the anticipated benefits of the spin-out will not be realized.  No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements.  Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials.  Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency.  Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.

Important Information for Investors and Stockholders

This press release relates to a proposed reverse stock split that will become the subject of a proxy statement to be filed by Generex with the Securities and Exchange Commission (SEC).  This press release is not a substitute for the proxy statement that Generex will file with the SEC or any other document that Generex may file with the SEC or may send to its stockholders in connection with the proposed action.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE PROXY STATEMENT AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REVERSE STOCK SPLIT.  All documents, when filed by Generex, will be available free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Generex and its respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the stockholders of Generex.  A list of the names of those directors and executive officers and descriptions of their interests in Generex will be contained in the proxy statement which will be filed by Generex with the SEC.  Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed action by reading the proxy statement when it becomes available.

Generex Contacts:

Investor Relations Contacts:
Generex Biotechnology Corporation
Todd Falls
800-391-6755

Seahawk Capital Partners, Inc.
Joseph Moscato
646-599-6222

Media Contact:
Beckerman Public Relations
Christina Markowitch
201-465-8002